SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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eDiets.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011

eDiets.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30559	56-0952883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Corporate Drive

Suite 600

Fort Lauderdale, FL 33334

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 360-9022

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 15, 2011, the Board of Directors of eDiets.com, Inc. (the “Company”) increased the size of the Board of Directors of the Company (the “Board”) from seven to eight members and appointed Thomas Connerty to serve as non-executive member of the Board for a term expiring at the 2012 annual meeting of stockholders when his successor is elected and qualified, or his earlier resignation or removal.

There are no arrangements between Mr. Connerty and any other person pursuant to which he was selected as a director. As of the date of this Form 8-K, Mr. Connerty has not been appointed to any committees of the Board. There are no related party transactions between the Company and Mr. Connerty required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment to the Board, the Compensation Committee of the Board approved the grant of options to purchase 400,000 shares of Company common stock at a per share exercise price equal to the closing price of the Company’s common stock on April 15, 2011 under the 2010 Amended and Restated Equity Incentive Plan (the “Plan”). Subject to stockholder approval of the increase in the total number of shares that may be allocated under the Plan at the May 3, 2011 annual meeting of stockholders, 200,000 shares shall vest on May 3, 2011, 100,000 shares shall vest on July 1, 2011 and 100,000 shares shall vest on October 1, 2011.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective April 15, 2011, the Company amended Article IV, Section 3, of its Amended and Restated Bylaws (the “Bylaws”) to provide that in the case of an increase in the size of the Board, the Board shall have power to elect each additional director to hold office until either (i) the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal or (ii) to the extent that the vacancy occurs within 30 days of the next annual meeting of stockholders, until the annual meeting that occurs in the succeeding year (and for a term not to exceed 13 months) and until his successor is elected and qualified or his earlier resignation or removal. Previously, the Bylaws provided that any director elected to fill a vacancy on the Board following an increase in the size of the Board held office only until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal.

A copy of the Bylaws, as amended, is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

A copy of the press release issued by the Company announcing the appointment of Mr. Connerty to the Board is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Form 8-K.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of eDiets.com, Inc., as amended.

99.1	Press release issued by eDiets.com, Inc. on April 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

Date: April 21, 2011	By:	/s/ Kevin N. McGrath
Kevin N. McGrath
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws of eDiets.com, Inc., as amended.

99.1	Press release issued by eDiets.com, Inc. on April 18, 2011.

Exhibit 3.2

AMENDMENT TO AMENDED AND RESTATED BYLAWS OF

EDIETS.COM, INC.

THIS AMENDMENT TO AMENDED AND RESTATED BYLAWS (the “Amendment”) of EDIETS.COM, INC., a Delaware corporation (the “Company”), effective as of April 15, 2011, amends the Amended and Restated Bylaws of the Company as currently in effect (the “Bylaws”), as follows:

1. Article IV, Section 3 of the Bylaws is hereby amended and restated in its entirety to read as follows:

“3. The number of directors comprising the Board of Directors shall be such number as may be from time to time fixed by resolution of the Board of Directors. In case of any increase, the Board shall have power to elect each additional director to hold office until either (i) the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal or (ii) to the extent that the vacancy occurs within 30 days of the next annual meeting of stockholders, until the annual meeting that occurs in the succeeding year (and for a term not to exceed 13 months) and until his successor is elected and qualified or his earlier resignation or removal. Any decrease in the number of directors shall take effect at the time of such action by the Board only to the extent that vacancies then exist; to the extent that such decrease exceeds the number of such vacancies, the decrease shall not become effective, except as further vacancies may thereafter occur, until the time of and in connection with the election of directors at the next succeeding annual meeting of the stockholders.”

The foregoing Amendment to Amended and Restated Bylaws was duly approved by the Board of Directors of the Company at a meeting of the Board of Directors of the Company held on April 15, 2011.

The term “Bylaws” as used in the Bylaws shall be deemed to refer to the Bylaws as amended by this Amendment. Except as set forth in this Amendment, the Bylaws remain in full force and effect.

EDIETS.COM, INC.

By	/s/ Kevin McGrath
Name:	Kevin McGrath
Title:	Chief Executive Officer

EDIETS.COM, INC.

BY-LAWS

Amended and Restated as of December 21, 2007

ARTICLE I

OFFICES

1. The location of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, and the name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

2. The Corporation shall in addition to its registered office in the State of Delaware establish and maintain an office or offices at such place or places as the Board of Directors may from time to time find necessary or desirable.

ARTICLE II

CORPORATE SEAL

The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation and may be in such form as the Board of Directors may determine. Such seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

ARTICLE III

MEETINGS OF STOCKHOLDERS

1. All meetings of the stockholders shall be held at the principal office of the Corporation or at such other place as shall be determined from time to time by the Board of Directors.

2. The annual meeting of stockholders shall be held on such day and at such time as may be determined from time to time by resolution of the Board of Directors, when they shall elect by plurality vote, a Board of Directors to hold office until the annual meeting of stockholders held next after their election and their successors are respectively elected and qualified or until their earlier resignation or removal. Any other proper business may be transacted at the annual meeting.

3. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided by statute). At such adjourned meeting at which the requisite amount of voting stock shall be represented any business may be transacted which might have been transacted at the meeting as originally notified.

4. At all meetings of the stockholders each stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless such instrument provides for a longer period.

5. At each meeting of the stockholders each stockholder shall have one vote for each share of capital stock having voting power, registered in his name on the books of the Corporation at the record date fixed in accordance with these By-law, or otherwise determined, with respect to such meeting. Except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote thereat, a quorum being present.

6. Notice of each meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat not less than 10 nor more than 60 days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purposes for which the meeting is called.

7. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chief Executive Officer, by the President or by the Board of Directors, and shall be called by the Secretary at the request in writing of stockholders owning a majority of the amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request by stockholders shall state the purpose or purposes of the proposed meeting.

8. Business transacted at each special meeting shall be confined to the purpose or purposes stated in the notice of such meeting.

9. The order of business at each meeting of stockholders shall be determined by the presiding officer.

ARTICLE IV

DIRECTORS

1. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors, which may exercise all such powers and authority for and on behalf of the Corporation as shall be permitted by law, the Certificate of Incorporation or these By-laws. Each of the directors shall hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

2. The Board of Directors may hold their meetings within or outside of the State of Delaware, at such place or places as it may from time to time determine.

3. The number of directors comprising the Board of Directors shall be such number as may be from time to time fixed by resolution of the Board of Directors. In case of any increase, the Board shall have power to elect each additional director to hold office until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal. Any decrease in the number of directors shall take effect at the time of such action by the Board only to the extent that vacancies then exist; to the extent that such decrease exceeds the number of such vacancies, the decrease shall not become effective, except as further vacancies may thereafter occur, until the time of and in connection with the election of directors at the next succeeding annual meeting of the stockholders.

4. If the office of any director becomes vacant, by reason of death, resignation, disqualification or otherwise, a majority of the directors then in office, although less than a quorum, may fill the vacancy by electing a successor who shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal.

5. The directors shall elect from among their members a Chairman of the Board of Directors who shall serve until the next annual meeting of directors and until his successor has been duly elected and qualify. The Chairman shall preside at the meetings of the Board of Directors and at the meetings of stockholders and shall perform such other duties as from time may be assigned to him by the Board of Directors or the Executive Committee.

6. Any director may resign at any time by giving written notice of his resignation to the Board of Directors. Any such resignation shall take effect upon receipt thereof by the Board, or at such later date as may be specified therein. Any such notice to the Board shall be addressed to it in care of the Secretary.

ARTICLE V

COMMITTEES OF DIRECTORS

1. By resolutions adopted by a majority of the whole Board of Directors, the Board may designate an Executive Committee and one or more other committees, each such committee to consist of one or more directors of the Corporation. The Executive Committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation (except as otherwise expressly limited by statute), including the power and authority to declare dividends and to authorize the issuance of stock, and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall have such of the powers and authority of the Board as may be provided from time to time in resolutions adopted by a majority of the whole Board.

2. The requirements with respect to the manner in which the Executive Committee and each such other committee shall hold meetings and take actions shall be set forth in the resolutions of the Board of Directors designating the Executive Committee or such other committee.

ARTICLE VI

COMPENSATION OF DIRECTORS

The directors shall receive such compensation for their services as may be authorized by resolution of the Board of Directors, which compensation may include an annual fee and a fixed sum for expense of attendance at regular or special meetings of the Board or any committee thereof. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE VII

MEETINGS OF DIRECTORS; ACTION WITHOUT A MEETING

1. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as may be determined from time to time by resolution of the Board.

2. Special meetings of the Board of Directors shall be held whenever called by the President of the Corporation or the Board of Directors on at least 24 hours’ notice to each director. Except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these By-laws, the purpose or purposes of any such special meeting need not be stated in such notice, although the time and place of the meeting shall be stated.

3. At all meetings of the Board of Directors, the presence in person of a majority of the members of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and, except as otherwise provided by statute, by the Certificate of Incorporation or by these By-laws, if a quorum shall be present the act of a majority of the directors present shall be the act of the Board.

4. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board or such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of committee. Any director may participate in a meeting of the Board, or any committee designated by the Board, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this sentence shall constitute presence in person at such meeting.

ARTICLE VIII

OFFICERS

1. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a President, a Vice President, a Treasurer and a Secretary. The Board may also choose one or more Assistant Secretaries and Assistant Treasurers, and such other officers as it shall deem necessary. Any number of offices may be held by the same person.

2. The salaries of all officers of the Corporation shall be fixed by the Board of Directors, or in such manner as the Board may prescribe.

3. The officers of the Corporation shall hold office until their successors are elected and qualified, or until their earlier resignation or removal. Any officer may be at any time removed from office by the Board of Directors, with or without cause. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

4. Any officer may resign at any time by giving written notice of his resignation to the Board of Directors. Any such resignation shall take effect upon receipt thereof by the Board or at such later date as may be specified therein. Any such notice to the Board shall be addressed to it in care of the Secretary.

ARTICLE IX

CHIEF EXECUTIVE OFFICER

The Chief Executive Officer shall be the chief executive officer of the Corporation. Subject to the supervision and direction of the Board of Directors, he shall be responsible for managing the affairs of the Corporation. He shall have supervision and direction of all of the other officers of the Corporation and shall have the powers and duties usually and customarily associated with the office of chief executive officer. In the absence of the Chairman, the Chief Executive Officer shall preside at the meetings of the Board of Directors and at the meetings of stockholders and shall perform such other duties as from time may be assigned to him by the Board of Directors or the Executive Committee.

ARTICLE X

PRESIDENT

The President shall be the chief operating officer of the Corporation. Subject to the supervision and direction of the Board of Directors, he shall be responsible for the day to day operations of the Corporation and shall have the powers and duties usually and customarily associated with the office of chief operating officer.

ARTICLE XI

VICE PRESIDENT

The Vice President shall have such powers and perform such duties as may be delegated to him by the Board of Directors, the Chief Executive Officer or the President.

ARTICLE XII

TREASURER AND ASSISTANT TREASURER

1. The Treasurer shall have the custody of the corporate funds and securities, and shall deposit or cause to be deposited under his direction all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Chief Executive Officer, the President or the Board of Directors, or pursuant to authority granted by it. He shall render to the Chief Executive Officer, the President and the Board whenever they may require it an account of all his transactions as Treasurer and of the financial condition of the Corporation. He shall have such other powers and duties as may be delegated to him by the Chief Executive Officer, the President or the Board.

2. The Assistant Treasurer shall, in case of the absence of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall have such other powers and duties as may be delegated to him by the Chief Executive Officer or the President.

ARTICLE XIII

SECRETARY AND ASSISTANT SECRETARY

1. The Secretary shall attend all meetings of the Board of Directors and of the stockholders, and shall record the minutes of all proceedings in a book to be kept for that purpose. He shall perform like duties for the committees of the Board when required.

2. The Secretary shall give, or cause to be given, notice of meetings of the stockholders, of the Board of Directors and of the committees of the Board. He shall keep in safe custody the seal of the Corporation, and when authorized by the President, an Executive Vice President or a Vice President, shall affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. He shall have such other powers and duties as may be delegated to him by the Chief Executive Officer or the President.

3. The Assistant Secretary shall, in case of the absence of the Secretary, perform the duties and exercise the powers of the Secretary, and shall have such other powers and duties as may be delegated to them by the Chief Executive Officer or the President.

ARTICLE XIV

CERTIFICATES OF STOCK; TRANSFERS

1. The shares of capital stock of the Corporation may, but need not be, represented by a certificate. If represented by a certificate, each certificate of stock shall be signed by the Chairman of the Board, the Chief Executive Officer or a Vice-President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation, and each such certificate of stock shall certify the number of shares of such stock owned by the holder thereof and represented by the certificate and designate the class of stock to which such shares belong. Where a certificate is countersigned (A) by a transfer agent other than the Corporation or its employee, or (B) by a registrar other than the Corporation or its employee, the signatures of such officers may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued.

2. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

ARTICLE XV

CHECKS

All checks, drafts and other orders for the payment of money and all promissory notes and other evidences of indebtedness of the Corporation shall be signed by such officer or officers or such other person as may be designated by the Board of Directors or pursuant to authority granted by it.

ARTICLE XVI

FISCAL YEAR

The fiscal year of the Corporation shall be as determined from time to time by resolution duly adopted by the Board of Directors.

ARTICLE XVII

NOTICES AND WAIVERS

1. Whenever by statute, by the Certificate of Incorporation or by these By-laws it is provided that notice shall be given to any director or stockholder, such provision shall not be construed to require personal notice, but such notice may be given in writing, by mail, by depositing the same in the United States mail, postage prepaid, directed to such stockholder or director at his address as it appears on the records of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus deposited. Notice of regular or special meetings of the

Board of Directors may also be given to any director by telephone or by telex, telegraph or cable, and in the latter event the notice shall be deemed to be given at the time such notice, addressed to such director at the address hereinabove provided, is transmitted by telex (with confirmed answerback), or delivered to and accepted by an authorized telegraph or cable office.

2. Whenever by statute, by the Certificate of Incorporation or by these By-laws a notice is required to be given, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of any stockholder or director at any meeting thereof shall constitute a waiver of notice of such meeting by such stockholder or director, as the case may be, except as otherwise provided by statute.

ARTICLE XVIII

INDEMNIFICATION

All persons who the Corporation is empowered to indemnify pursuant to the provisions of Section 145 of the General Corporation Law of the State of Delaware (or any similar provision or provisions of applicable law at the time in effect) shall be indemnified by the Corporation to the full extent permitted thereby. The foregoing right of indemnification shall not be deemed to be exclusive of any other such rights to which those seeking indemnification from the Corporation may be entitled, including, but not limited to, any rights of indemnification to which they may be entitled pursuant to any agreement, insurance policy, other by-law or charter provision, vote of stockholders or directors, or otherwise. No repeal or amendment of this Article XVII shall adversely affect any rights of any person pursuant to this Article XVII which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

ARTICLE XIX

ALTERATION OF BY-LAWS

The By-laws of the Corporation may be altered, amended or repealed, and new By-laws may be adopted, by the stockholders or by the Board of Directors.

Exhibit 99.1

eDiets.com(R) Appoints Direct Response Marketing Industry Leader, Thomas Connerty, to Board of Directors

Mr. Connerty Previously Led Nutrisystem’s Direct Response Marketing Efforts

FORT LAUDERDALE, FL—(Marketwire - 04/18/11) - eDiets.com, Inc. (NASDAQ:DIET - News), a leading provider of convenient at-home diet, fitness and healthy lifestyle solutions, today announced it has expanded the size of its Board of Directors to eight and has appointed Thomas Connerty to fill the vacancy on the Board for a term expiring at the 2012 annual meeting of stockholders. Mr. Connerty brings over 25 years of expertise in direct response marketing with leading consumer branded companies.

“We are very excited to expand our board of directors with a proven industry leader in direct response marketing,” said Kevin McGrath, President and Chief Executive Officer of eDiets.com. “While at companies such as Nutrisystem and the Nautilus Group, Mr. Connerty rapidly expanded consumer branded businesses through direct response marketing. As we previously announced, our meal delivery business has recently achieved record quarterly revenue and our recently implemented marketing programs designed to grow our business in a more profitable way will truly benefit from Tom’s proven track record, insight and expertise. We believe his business acumen combined with our improving results, strong management team, and recently implemented campaigns will enable us to grow our meal delivery shipments while leveraging our cost to acquire customers.”

Mr. Connerty served as Chief Marketing Officer of Nutrisystem from 2004 to 2008, and, in addition, he was promoted to Executive Vice President of Program Development in 2006. At Nutrisystem, Mr. Connerty was instrumental in successfully creating and implementing innovative direct marketing programs which contributed to Nutrisystem’s rapid growth during his tenure at the Company. From 1999 to 2004, he served as Vice President of Direct Marketing of the Nautilus Group, where he played a key role in building the Bowflex division into one of the most profitable and recognizable names in the direct response home fitness market. Prior to Nautilus, he served as the Vice President of Broadcast for the Home Shopping Network where he managed advertising, programming and operations for two of the company’s shopping channels that generated more than $1 billion in annual sales.

Mr. Connerty stated, “I am excited to join the eDiets.com Board of Directors. eDiets.com has developed a personalized award-winning, fresh-prepared diet meal delivery program that enables individuals to achieve their weight loss goals in a safe and cost effective manner. I look forward to working with this team and offering my experience and insight as they leverage their marketing programs to greatly expand their customer base of satisfied consumers.”

About eDiets

eDiets.com, Inc. is a leading provider of personalized nutrition, fitness and weight-loss programs. eDiets features its award-winning, fresh-prepared diet meal delivery service as one of the more than 20 popular diet plans sold directly to members on its flagship site, www.eDiets.com. The company also provides a broad range of customized wellness and weight management solutions for Fortune 500 clients. eDiets.com’s unique infrastructure offers businesses, as well as individuals, an end-to-end solution strategically tailored to meet its customers’ specific goals of achieving a healthy lifestyle. For more information, please call 310-954-1105 or visit www.eDiets.com.

Safe Harbor Statement

Statements which are not historical in nature are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties which could cause the actual results, performance or achievements to be materially different from those which may be expressed or implied by such statements, including statements regarding the expected timing of the proposed rights offering. These risks and uncertainties include, among others, that we will not be able to complete the proposed rights offering, that shareholders will not participate in the proposed rights offering, that we will not obtain sufficient and/or acceptable outside financing (when and if required); that our common stock will not remain listed on The Nasdaq Capital Market; changes in general economic and business conditions; changes in product acceptance by consumers; a decline in the effectiveness of sales and marketing efforts; loss of market share and pressure on prices resulting from competition; significant investments in our technology platform, marketing plans, and product development to remain competitive with other online providers of healthy living and weight loss plans, many of which may be found to offer superior and more varied features than our plans and may also be offered for free; volatility in the advertising markets; any delay, disruption, or suspension of our supply of prepared meals from our vendor; changes in consumer preferences and discretionary spending; product liability and other risks from the sale of ingested products; regulatory actions affecting our marketing activities; and the outcome of litigation pending against us. For additional information regarding these and other risks and uncertainties associated with eDiets.com’s business, reference is made to our Annual Report on Form 10-K for the year ended December 31, 2010, and other reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements are current only as of the date on which such statements are made. We do not undertake any obligation to publicly update any forward-looking statements.

Contact:

Investor Relations Contact:

John Mills

ICR, Inc.

310-954-1105

John.Mills@icrinc.com